Keefe, Bruyette & Woods 2007 Insurance Conference September 5, 2007 Exhibit 99.2

Forward-Looking Statements
This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and business.
By their nature, however, these forward-looking statements involve numerous assumptions, risks, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. Investors should not place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements.
Potential risks and uncertainties include fluctuations in interest rates and stock indices; cyclical changes in our business; increased competition on the basis of commissions or other factors;
developments in the financial or capital markets; the loss of key personnel or the inability to recruit additional personnel; changes in the availability, cost or quality of insurance capacity;
severe weather conditions; changes in our relationships with the agencies and agents that distribute our products; and a decline in Praetorian’s financial ratings. The foregoing list is not exhaustive.
When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events.

Key Transaction Terms
•
Est. Initial Purchase Price: $109.9 million
Cash - $90.7 million (83%)
Stock - $19.2 million (17%)
•
Closing Payment Adjustment: The closing payment will be adjusted to equal
5.94x pro forma EBITDA for the year ended
December 31, 2007 (“Governing EBITDA”)
•
Year 1 Earn Out Payment: Up to +/- $32.5 million. To achieve the maximum payment, 2008 EBITDA must be
125% of Governing EBITDA. Earn out starts at
93% of Governing EBITDA
•
Year 2 Earn Out Payment: Up to +/- $32.5 million. To achieve the maximum payment, 2009 EBITDA must be
150% of Governing EBITDA. Earn out starts at
107% of Governing EBITDA

DEEP SOUTH
INSURANCE SERVICES SINCE 1967

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On August 10, 2007,  North American Insurance Leaders, Inc. (AMEX: NAO), a special purpose acquisition corporation, announced the signing of a definitive agreement to acquire the business of Deep South (“Deep South”), one of the largest managing general insurance agencies in the United States
Under the terms of the agreement, NAO will acquire Deep South for an initial payment of an estimated $110 million.  The initial payment will be equal to 5.94x pro forma EBITDA for
2007. The initial payment will be comprised of approximately 83% cash and 17% shares of
NAO common stock
Deep South stockholders will have the additional opportunity to receive up to approximately
$65 million in cash and stock through an earn out arrangement based on the future financial performance of Deep South over the two years following closing
David J. Disiere, Founder of Deep South, has entered into a two-year employment agreement with the company
The combined company will continue to trade on the American Stock Exchange and will be headquartered in Dallas, Texas
Overview of the Transaction

5 Why Deep South? Who We Are What We Do Why We’re Successful Where We’re Going Why Invest in Deep South

DEEP SOUTH
INSURANCE SERVICES SINCE 1967

Total Written Premium ($mm)
22.3% CAGR

$20.0
$45.9
$49.1
$52.6
$53.9
$85.0
$121.0
$148.9
$160.3
$188.5
$208.3
$233.8
$223.8
$0
$50
$100
$150
$200
$250
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
Years of Significant Premium Growth
% Growth     NA   128.7%  7.1%   7.2%    2.3%   57.9%  42.3%  23.0% 7.7%  17.6% 10.5%  12.3%  -4.3%
Written Premium Growth on a Policy Year Basis

41.0
46.2
52.5
65.9
75.6
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
2002 2003 2004 2005 2006
Significant Revenue Growth Since 2002
% Growth        7.7%                12.8%             13.6%               25.6%              14.7%
Note: Results include claims management operations.

8 32.5 36.7 30.0 31.0 32.0 33.0 34.0 35.0 36.0 37.0 38.0 6M 2006 6M 2007 Continued Revenue Growth through 6M 2007 % Growth NA 12.9% Note: Results include claims management operations.

DEEP SOUTH®
INSURANCE SERVICES SINCE 1967

•

Pro Forma EBITDA Margin

Consistent High Profit Margins
Deep South produced an average pro forma EBITDA margin (net of commissions paid to retail agents) of 27.2% over the past five years
Note: Results include claims management operations.
29.9%
21.2%
25.6%
30.1%
29.3%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
2002 2003 2004 2005 2006

Who We Are
Family-Operated Managing General Agency for 40 Years
–
Deep South started in 1967 in Louisiana
Deep South is the premier Managing General Agency focused on commercial auto insurance
–
Full service distributor of commercial insurance products
–
Provide underwriting, claims management, loss control and administrative services
–
100% Organic Growth
What is a Managing General Agency (MGA)?
–
Often referred to as an “insurance company without capital.”
–
A traditional MGA, such as Deep South, is a service organization paid on a fee basis to manage the underwriting, claims administration, marketing, loss control, audit and policy service for an insurance company.
–
This distribution method is mutually beneficial to both the insurance company and the MGA.  It allows the insurance company to deploy its capital to access profitable premium created through the
MGAs long established customers known as independent retail agents.

DEEP SOUTH
INSURANCE SERVICES SINCE 1967

QBE
Specialty Insurance

DEEP SOUTH
INSURANCE SERVICES SINCE 1967

Deep South Distribution Structure
Independent
Retail
Agents
(2,004)
Insureds
Results Driven Partnership
• Strong, 14-Year Partnership
• Deep South has complete authority
and responsibility for one common
set of very focused UW Guidelines
• This underwriting authority and
responsibility is the catalyst for the
exceptional results achieved from
this partnership
• Three-year Agreement

What We Offer
Exceptional niche commercial auto insurance program
–
Focuses on less competitive and more stable small accounts -- average annual policy premiums of $16,300
–
Specialize in the less competitive, small owner/operator market segment
Increasingly diverse mix of products including:
–
Commercial auto
–
General liability
–
Inland marine
–
Commercial property
Product mix continually focused on profitable market opportunities
–
Deep South quickly adapts to market changes and capitalizes on market opportunities

Why We’re Successful: Structure
Nimble organizational structure
– Corporate Headquarters located in Dallas, Texas helps attract top talent
– Policy Processing remains in Shreveport, Louisiana, enabling a lower cost per employee
– Branch offices focused on production staff with minimal support staff to streamline local service performance
– Regional management structure enables innovations in one branch to be rapidly deployed across all branches
– Branch offices in metropolitan areas attract talent, while servicing less competitive markets outside the metro area
Local empowerment to capitalize on market opportunities
– Staff of 46 underwriters and 15 preview underwriters in branch offices remains close to agency force
– General managers and underwriters empowered to make local decisions without top-down micromanagement
– Ability to recognize and capitalize on local market opportunities achieves significant underwriting profit
Loss control engineers inspect each account within 60 days of binding a policy
– Underwriters have the ability to cancel accounts post-inspection
– Non-refundable fee charged for inspection services (not applicable in all states)
Aggressive claims management, resulting in loss mitigation and cost containment
– First day claims settlement practices
– Quick Strike Team provides 24/7 on-site emergency response
– Adjusters average approximately 75 cases, well below industry norms
– Expert claims staff includes seven lawyers and three physicians
– Special investigative unit examines potential fraudulent claims
– Claims management services billed to Praetorian on an hourly basis
–
The Deep South “rapid wrap up”
claims model is successful, even in litigious states

•
Denver, CO
•
Albuquerque, NM
•
Phoenix, AZ
•
Los Angeles, CA
Why We’re Successful: Regional Presence
Deep South has established a solid regional presence, particularly in fast-growing Sunbelt region
–
We started in Louisiana and grew 100% organically through geographic expansion –
no acquisitions to date
– Just under 400 employees in 11 offices
•
Dallas, TX – Corporate
Office
•
Little Rock, AR
•
Shreveport, LA
•
Cincinnati, OH
•
Nashville, TN
•
Atlanta, GA
•
Miami, FL

Agencies Nationwide are Performing Well
32
54
409
72
1
39
25
57
79
31
45
28 63
99
52
59
144
79
108
122
191
207
5
2,004 appointed agencies across the U.S.
Stringent agency enrollment standards
Agencies regularly scrutinized for profitability and performance
3

Auto
Liability
73%
Inland
Marine
2%
General
Liability
2%
Commercial
Property
0.1%
Auto
Physical
Damage
23%
Product Mix in 2000
Why We’re Successful: Business Line Transition
Auto
Liability
55%
Inland
Marine
7%
General
Liability
19%
Commercial
Property
1%
Auto
Physical
Damage
18%
Product Mix in 2006

Why We’re Successful: Admitted vs. Non-Admitted
Approximately 26% of premium written by Deep South in 2000 was written on non-
admitted paper as compared with 65% in 2006.
The non-admitted market provides more flexibility on rate and form.
Admitted
74%
Non-Admitted
26%
2000
Admitted
35%
Non-Admitted
65%
2006

GEORGIA
3%
FLORIDA
4%
COLORADO
3%
ARKANSAS
5%
ALL OTHER
9%
KENTUCKY
5%
LOUISIANA
33%
OKLAHOMA
3%
OHIO
3%
NEVADA
5%
SOUTH
CAROLINA
3%
TENNESSEE
5%
TEXAS
19%
Premiums Growing Across the Sunbelt
2006 Direct Premiums Produced
$224 million

Why We’re Successful
Highly profitable revenue model = pro forma EBITDA margin of 29.3% in 2006
(average of 27.2% over past five years)
–
Traditional commissions and fees, plus:
– Profit commissions tied to underwriting results
• Creates additional incentives to achieve profitable underwriting results
• Results in better underwriting and significantly higher revenues
Exceptional Loss Ratio Results
64.68%
62.51%
63.93%
63.78%
61.34%
59.00%
60.00%
61.00%
62.00%
63.00%
64.00%
65.00%
2003 2004 2005 2006 2007
Selected Ultimate L&ALAE @ 6/30/2007
Accident Year Basis

Where We’re Going
Strong historic growth over the long-term
–
2002-2006 net revenue growth of 21.9%
–
Six-month 2007 net revenue growth of 17.1%
–
2002-2006 pro forma EBITDA growth of 18.9%
Well positioned for robust growth into medium term
–
Softening rate environment favors MGA growth as many carriers turn to MGAs for incremental written premium
Outstanding platform for accelerated growth through:
–
New product offerings
–
Geographic diversification
–
Additional underwriting capacity from current and new carriers
–
Acquisitions in fragmented MGA market
–
Flexibility to convert to insurer at opportune point in insurance cycle

Why Invest in Deep South
Deep South has a great reputation a commercial lines managing general agent.
Deep South has produced exceptional margins, while maintaining strict underwriting discipline.
Transaction structured with appropriate management incentives for continued
growth.
The
board’s expertise positions the company for growth through acquisition.

A Consistent Financial Performer
(3)
(3) Accounting Year Premiums
($ in thousands)
Year ended December 31,
2002 2003 2004 2005 2006
Gross Premiums Written
169,459 $ 189,255 $ 208,248 $ 231,886 $ 223,791 $
Revenues
Commissions 31,759 34,182 39,734 48,181 51,236
Loss control fees 5,698 7,490 8,767 9,979 9,962
Claims management fees 3,031 4,124 3,514 7,975 13,865
Investment income 181 100 158 198 511
Other 288 296 295 (456) -
Total revenues 40,956 46,192 52,468 65,878 75,575
Expenses
Commission expense 17,007 18,787 20,777 22,975 22,648
Operating expense 16,806 22,327 24,716 31,988 37,833
Total expenses 33,813 41,114 45,492 54,963 60,482
EBITDA 7,143 5,077 6,975 10,915 15,093
EBITDA Margin (net revenues) 29.8% 18.5% 22.0% 25.4% 28.5%
Pro Forma EBITDA Adjustments
Corporate jet expense
(1)
- 728 1,080 1,506 2,789
One-time revenue item
(2)
- - - - (4,025)
Legal and professional fees
(1)
11 2 50 494 453
Total pro forma adjustments 11 730 1,130 1,999 (782)
Pro Forma EBITDA 7,154 5,808 8,105 12,914 14,311
Pro Forma EBITDA Margin (net revenues) 29.9% 21.2% 25.6% 30.1% 29.3%
(1) Non-GAAP measure. Represents expenses that will no longer be a part of the business going forward.
(2) Represents a one-time payment from Praetorian for claims services performed in prior years.